                                 STATEMENT OF
                            ADDITIONAL INFORMATION



                  May 1, 2000, as amended September 12, 2000.



                  CypressTree Senior Floating Rate Fund, Inc.

                              286 Congress Street
                        Boston, Massachusetts 02210
                                 617-368-3535








  This statement of additional information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of CypressTree Senior Floating Rate Fund, Inc. (the "Fund") dated
May 1, 2000 and as further supplemented from time to time. This statement of additional information should be read in conjunction with the prospectus, a copy of which may be obtained without charge by contacting the Fund's Distributor, American General Funds Distributors, Inc. at (800)860-5575.

--------------------------------------------------------------------------------
                             TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund ..................................................................   1
Investment Restrictions and Fundamental Policies ..........................   1
Repurchase Offer Fundamental Policy .......................................   2
Management ................................................................   3
Advisory, Administration and Distribution Services ........................   6
Portfolio Transactions ....................................................   7
Custodian .................................................................   8
Transfer Agent ............................................................   8
Liquidity Requirements ....................................................   8
Taxes .....................................................................   9
Performance Information ...................................................  10
Indemnification ...........................................................  10
Auditors and Financial Statements .........................................  11
Other Information .........................................................  13

--------------------------------------------------------------------------------
                                   THE FUND
--------------------------------------------------------------------------------

     CypressTree Senior Floating Rate Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company that continuously offers its shares to the public. The Fund will conduct monthly repurchase offers for its shares. The Fund's principal office is located at 286 Congress Street, Boston, Massachusetts 02210. Capitalized terms used in this Statement of Additional Information and not otherwise defined herein have the meanings given them in the Fund's Prospectus.

--------------------------------------------------------------------------------
               INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In accordance with the requirements of the 1940 Act a "majority of the Fund's outstanding voting securities" means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund's shareholders, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy; or
(b) the vote of more than 50 percent of the Fund's outstanding voting securities. The Fund may not:

     (a) Borrow money or issue senior securities, except as permitted by the 1940 Act;

     (b) Invest more than 25% of the Fund's total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

     (c) Make loans to other persons, except that the Fund may (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

     (d) Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

     (e) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

     (f) Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

     (g) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

     The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund's Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

     (a) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

     (b) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

     (c) invest more than 10% of its total assets (taken at current value) in the securities of issuers that, together with any predecessors, have a record of less than three years continuous operation, except U.S. Government securities, securities of issuers that are rated at least "A" by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities; or

     (d)  invest more than 10% of its total assets in Loans of any single
          Borrower.

     For the purpose of fundamental policies (a) and (e) and nonfundamental investment policy (a), the Fund's arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (b) a pledge of the Fund's assets, (c) the purchase of a security on margin, or (d) a short sale or position.

     The Fund has no present intention of engaging in options or futures transactions or in short sales, or of issuing preferred shares.

     For the purpose of fundamental policy (b), the Fund will consider all relevant factors in determining who is the issuer of the Loan, including the Borrower's credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

     Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective policies and restrictions as the Fund. This could allow creation of a "master/feeder" structure in the future.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------
                      REPURCHASE OFFER FUNDAMENTAL POLICY
--------------------------------------------------------------------------------

     The Board of Directors has adopted a resolution setting forth the Fund's fundamental policy that it will conduct monthly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

     The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one month and provides that the Fund shall conduct a Repurchase Offer each month (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Date will be the last business day of the month. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than three business days after the Repurchase Request Date.

     The Repurchase Offer Fundamental Policy only may be changed by a majority vote of the Fund's outstanding voting securities. In accordance with the requirements of the 1940 Act a "majority of the Fund's outstanding voting securities" means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund's shareholders, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund's outstanding voting securities.

--------------------------------------------------------------------------------
                                  MANAGEMENT
--------------------------------------------------------------------------------

     The Fund's Directors and officers and their business backgrounds are listed below. Those Directors and officers who, as defined in the 1940 Act, are "interested persons" of the Fund. AGAM, CypressTree, or Cypress by virtue of their affiliation with any one or more of the Fund, AGAM, CypressTree, or Cypress, are indicated by an asterisk (*) ("Interested Persons").


Directors and Officers of the Fund

                             Year of
    Name and Address           Birth         Position Held             Business Background
--------------------------   --------   -------------------------  --------------------------
Alice T. Kane*                1948      Director; President        President of American
286 Congress Street
Boston, MA 02210                                                   General Fund Group

                                                                   (1999-Present); Formerly,

                                                                   Executive Vice President,

                                                                   American General Investment

                                                                   Management, L.P. (1998-1999);

                                                                   Formerly Executive Vice

                                                                   President, (1994-1998)

                                                                   and General Counsel

                                                                   (1986-1995) New York Life

                                                                   Insurance Company;

                                                                   Chair, MainStay Mutual Funds

                                                                   (1994-1998); President of other

                                                                   investment companies advised

                                                                   by The Variable Annuity Life

                                                                   Insurance Company

William F. Devin              1938      Director                   Member, Board of Governors,
286 Congress Street
Boston, MA 02210                                                   Boston Stock Exchange (1/85-

                                                                   Present); Director,

                                                                   CypressTree Senior Floating

                                                                   Rate Fund (7/97-Present);

                                                                   Trustee, North American Funds

                                                                   (10/97-Present); Retired

                                                                   Executive Vice President,

                                                                   Fidelity Capital Markets,

                                                                   a division of National

                                                                   Financial Services Corporation

                                                                   in Boston

Kenneth J. Lavery             1949      Director                   Vice President, Massachusetts
286 Congress Street
Boston, MA 02210                                                   Capital Resource Company

                                                                   (5/82-Present); Director,

                                                                   CypressTree Senior

                                                                   Floating Rate Fund, Inc.

                                                                   (7/97-Present); Trustee, North

                                                                   American Funds (10/97-Present);

                                                                   Director, North American

                                                                   Senior Floating Rate Fund,

                                                                   Inc. (2/98-Present)

John N. Packs*                1955      Vice President and         Director of Research,
286 Congress Street
Boston, MA 02210                        Assistant Treasurer        AGAM (2000-Present);

                                                                   Vice President, Cypress

                                                                   Holding Company

                                                                   (11/95-3/00); prior to

                                                                   11/95, Investment

                                                                   Professional, Allmerica

                                                                   Financial Services

Dr. Judith L. Craven             1945   Director                   Retired Administrator; Formerly
286 Congress Street
Boston, MA 02210                                                   President, United Way of the Texas Gulf

                                                                   Coast (1992-1998); Director, Houston

                                                                   Branch, Federal Reserve Bank of Dallas

                                                                   (1992-Present), Compaq Computer

                                                                   Corporation (1998-Present), Luby's Inc.

                                                                   (journalism, TV and radio)

                                                                   (1993-Present) and Sysco Corporation

                                                                   (marketing and distribution of food)

                                                                   (1996-Present). Formerly, Board

                                                                   Member, Sisters of Charity of the

                                                                   Incarnate Word (1996-1999).

Dr. Timothy J. Ebner             1949   Director                   Professor and Head, Department of
286 Congress Street
Boston, MA 02210                                                   Neuroscience and Visscher Chair of

                                                                   Physiology (1998-Present), Director,

                                                                   Graduate Program in Neuroscience,

                                                                   University of Minnesota (1991-1999).

                                                                   Formerly, Consultant to EMPI, Inc.

                                                                   (1994-1995) and Medtronic Inc.

                                                                   (manufacturers of medical products)

                                                                   (1997-1998).

Judge Gustavo E. Gonzales, Jr.   1940   Director                   Municipal Court Judge, Dallas, Texas
286 Congress Street
Boston, MA 02210                                                   (1995-Present); Director, Downtown

                                                                   Dallas YMCA Board (1996-Present);

                                                                   Director, Dallas Easter Seals Society

                                                                   (1997-Present). Formerly, private

                                                                   attorney (litigation) (1980-1995).

Ben H. Love                      1930   Director                   Retired.  Formerly, Director,
286 Congress Street
Boston, MA 02210                                                   Mid-American (waste products)

                                                                   (1993-1997).  Formerly, Chief

                                                                   Executive, Boy Scouts of America

                                                                   (1985-1993).

Dr. John E. Maupin, Jr.          1946   Director                   President, Meharry Medical College,
286 Congress Street
Boston, MA 02210                                                   Nashville, Tennessee (1994-Present);

                                                                   Nashville Advisory Board Member, First

                                                                   American National Bank (1996-Present);

                                                                   Director, Monarch Dental Corporation

                                                                   (1997-Present), LifePoint Hospitals,

                                                                   Inc. (1998-Present).

                               Year of
    Name and Address            Birth        Position Held              Business Background
------------------------      --------   --------------------------------------------------------
Joseph T. Grause, Jr.*          1952     Vice President and            President, AGAM (3/00-
286 Congress Street                      Director
Boston, MA 02210                                                       President); Executive Vice

                                                                       President Cypress Holding

                                                                       Company, Inc. (1995-3/00);

                                                                       Senior Vice President,

                                                                       Sales and Marketing,

                                                                       The Shareholder Services

                                                                       Group, a subsidiary of

                                                                       First Data Corporation

                                                                       (1993-1995).

Thomas J. Brown*                1946     Treasurer                     Chief Financial Officer
286 Congress Street
Boston, MA 02210                         and Vice President            and Administrative Officer

                                                                       AGAM (2000-Present);

                                                                       Principal, Cypress

                                                                       Holding Company (7/97-3/00);

                                                                       Assistant Treasurer,

                                                                       North American

                                                                       Senior Floating Rate

                                                                       Fund, Inc. (8/98-present);

                                                                       Consultant to financial

                                                                       services industry (1995-

                                                                       7/97); Executive Vice

                                                                       President, Boston

                                                                       Company Advisors (8/94-

                                                                       10/95);

                         Year of
    Name and Address      Birth      Position Held                   Business Background
-----------------------  ---------   ------------------------------------------------------------
John I. Fitzgerald*      1948        Secretary       Counsel, AGAM (3/00-Present);
286 Congress Street
Boston, MA 02210                     and Vice        Counsel, Distributors (3/00-Present); Counsel

                                     President       Cypress Holding Co. Inc. (4/97-3/00);

                                                     Executive Vice President-Legal Affairs.

                                                     Boston Stock Exchange (6/93-3/97)

*  Director who is an "interested person", as defined in the 1940 Act.

     Messrs. Grause, Lavery and Devin and Ms. Kane are members of the Investment and Pricing Committee of the Board of Directors. The Investment and Pricing Committee is responsible for the valuation and revaluation, between meetings of the Board, of investments for which market quotations or sales prices are not readily available, and provides an overview to the full Board of CypressTree's activities as subadviser.

     The Fund, AGAM and CypressTree have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Subject to reporting and other requirements, these codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. These codes are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Executive Compensation
     The Fund pays the fees and expenses of those Directors who are not Interested Persons (the "noninterested Directors"). The Directors who are Interested Persons receive no compensation from the Fund. Noninterested Directors receive $750 per quarter for each quarter during which the Director serves, plus $750 for each meeting attended in person and $200 for each telephone meeting. For the year ended December 31, 1999, the Directors earned the following compensation in their capacities as Directors:

       ------------------------------------------------------------------------------------------------------
                                                 COMPENSATION TABLE
       ------------------------------------------------------------------------------------------------------
                    (1)                             (2)                                   (3)
          Name of Person, Position      Aggregate Compensation From        Total compensation From the Trust
                                                   Fund                      and Fund Complex Paid to the
                                                                                       Directors
       ------------------------------------------------------------------------------------------------------
       William F. Devin                             $6,800                                $19,800
       Director
       ------------------------------------------------------------------------------------------------------
       Kenneth J. Lavery                            $6,800                                $19,800
       Director
       ------------------------------------------------------------------------------------------------------
       Alice T. Kane2                                N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Dr. Judith L. Craven2                         N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Dr. Timothy J. Ebner2                         N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Judge Gustavo E. Gonzalez2                    N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Ben H. Love2                                  N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Dr. John E. Maupin2                           N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------
       Joseph T. Grause, Jr.2                        N/A                                    N/A
       Director
       ------------------------------------------------------------------------------------------------------

------------

1 Includes compensation for service as director of the Fund, as trustee of the North American Funds, and as director of another closed-end investment company also advised by AGAM. See "Advisory, Administration and Distribution Services."

2 Elected Director on June 1, 2000.

Election of Directors
     As permitted by Maryland law, there normally will be no meetings of Fund shareholders for the purpose of electing Directors in any year in which no such election is required under the 1940 Act. Under the 1940 Act, an annual meeting to elect Directors only is required when less than a majority of the Directors holding office have been elected by shareholders. If a meeting is required, the Directors then in office will call a shareholders' meeting for the election of Directors. If no meeting is required, the Directors will continue to hold office and may appoint successor Directors. The shares of the Fund do not provide for cumulative voting. As a result, the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in this event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

     Under the Fund's Articles of Incorporation, no person may serve as a Director if shareholders holding seventy-five percent (75%) of shares entitled to vote on the matter have removed him or her from office.

Principal Shareholders of Securities

None

--------------------------------------------------------------------------------
              ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES
--------------------------------------------------------------------------------

     AGAM is the Fund's investment adviser and administrator under an investment advisory agreement ("Advisory Agreement") and an administration agreement (the "Administration Agreement") between AGAM and the Fund. AGAM is a Delaware corporation founded in 1996, and is a general investment advisory firm. The Directors of AGAM are Alice T. Kane, Joseph T. Grause, Kent E. Barrett and John
E. Graf. AGAM is an affiliate of American General Corporation. Members of the American General Corporation group of companies (the "American General Financial Group") operate in each of the 50 states, the District of Columbia and Canada and collectively engage in all forms of financial services. The American General Financial Group has approximately $115 billion in assets and over $6 billion stockholders' equity. Its address is 2929 Allen Parkway, Houston, Texas 77019.

     CypressTree serves as the Fund's subadviser under an investment subadvisory agreement (the "Subadvisory Agreement") between AGAM and CypressTree. The acquisition contains conditions on the continuation of CypressTree as the Fund's subadviser. CypressTree is a Delaware corporation founded in August, 1996, and is engaged in the business of providing investment advisory and other services to institutional, offshore, and other clients with respect to portfolios consisting primarily of Loans. Currently, CypressTree has approximately $3.0 billion assets under management. The directors of CypressTree are Bradford K. Gallagher and J. Christopher Clifford.

     CypressTree is a wholly-owned subsidiary of Cypress Holding Company ("Cypress"). Cypress is a Delaware corporation founded in 1995, and is an integrated investment management firm. The Directors of Cypress are Bradford K. Gallagher and J. Christopher Clifford. The largest shareholders of Cypress are Mr. Gallagher (approximately 15.6%), Berkshire Fund IV L.P., an investment partnership (approximately 66.5%), Joseph T. Grause (approximately 7.8%) and John N. Packs (approximately 1.3%). The remaining stock of Cypress is owned by current and former Cypress employees.

     In October 1997, AGAM and other certain affiliates of Cypress acquired from NASL Financial Services, Inc. ("NASL Financial") that portion of NASL Financial's business related to acting as investment adviser and distributor of the North American Funds, an open-ended investment company offering shares in 23 different portfolios. The North American Funds currently have approximately $1.9 billion in assets. AGAM serves as investment adviser to the North American Funds.

     AGAM also serves as investment adviser to a closed-end fund with $301 million in assets, and CypressTree serves as investment subadviser to that fund.

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by AGAM under the Advisory Agreement and the Administration Agreement, by CypressTree under the Subadvisory Agreement, or by Distributors under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; compensation and expenses of Directors not affiliated with AGAM, CypressTree or Cypress; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

     In connection with the Acquisition, the Board approved an Interim Advisory Agreement between AGAM and the Fund to permit AGAM to continue to serve as the Fund's Investment Adviser. Under the 1940 Act, however, AGAM could only continue to serve as the investment adviser for the Fund beyond an interim period of 150 days if the shareholders of the Fund approved a new advisory agreement. At its February 27 and March 14, 2000 meetings, the Board also approved, and recommended shareholder approval of, a new investment advisory agreement between AGAM and the Fund. By its own terms, the subadvisory agreement between AGAM and CypressTree also terminated upon the closing of the Acquisition. Beginning March 10, 2000, CypressTree served as the subadviser pursuant to an interim subadvisory agreement with the Fund approved by the Board at its February 27 and March 10, 2000 meetings. Under the 1940 Act, CypressTree could only continue to serve as subadviser for an interim period of 150 days if shareholders of the Fund approved a new subadvisory agreement. At its February 27 and March 10, 2000 meetings, the Board also approved and recommended shareholder approval of a new subadvisory agreement between AGAM and CypressTree.

     Shareholders of the Fund voted to approve the Advisory and Subadvisory Agreements at the shareholder meeting on June 1, 2000. These agreements may be continued from year to year after June 1, 2002 so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or AGAM (or CypressTree in the case of the subadvisory agreement) cast in person at a meeting specifically called for the purpose of voting on such approval and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Advisory and Subadvisory Agreements will terminate automatically in the event of their assignment. The Administration Agreement may be continued from year to year after March 10, 2002, so long as the continuance is approved annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or AGAM cast in person at a meeting specifically called for the purpose of voting or such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days' notice by the Directors or AGAM or CypressTree, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of AGAM or CypressTree, as applicable, AGAM or CypressTree, as applicable, will not be liable to the Fund for any loss incurred.

     AGAM will receive fees under the Advisory Agreement and the Administration Agreement. For a description of the compensation that the Fund pays AGAM under the Advisory Agreement and Administration Agreement, see the Fund's current Prospectus. For the fiscal years ended December 31, 1999 and December 31, 1998, the Fund incurred $348,679 and $29,296 under the Advisory Agreement, respectively and $164,208 and $13,787 under the Administration Agreement, respectively. After expense reimbursements by AGAM, the Fund's payments under the Advisory and Administration Agreements was $0 in 1998 and $80,814 in 1999.

     AGAM has agreed to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.25% of average daily gross assets. If AGAM had not agreed to reimburse these expenses, estimated Fund expenses as a percentage of average daily net assets would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.00%, and other expenses of 0.30%; and total annual expenses of 1.55%. This agreement may be terminated by AGAM at any time on thirty (30) days' written notice.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Subject to policies established by the Board of Directors of the Fund and oversight by AGAM, CypressTree is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, CypressTree seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While CypressTree generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, CypressTree may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

     Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked price customarily is referred to as the "spread"). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

     It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, CypressTree seeks to obtain the best results for the Fund. For the period from the start of business to the date of this Statement of Additional Information, the Fund has paid no brokerage commissions.

     Consistent with the interests of the Fund, CypressTree may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to CypressTree for its use in managing the Fund and its other advisory accounts. Such services may include (a) furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and (b) effecting securities transactions and performing functions incidental to those securities transactions (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by CypressTree under the Subadvisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that CypressTree determines in good faith that such commission is reasonable in relation to the value of the services, in terms either of that particular transaction or the overall responsibility of CypressTree to the Fund and its other clients. In reaching this determination, CypressTree will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services. The receipt of this research will not reduce CypressTree's normal independent research activities. However, it enables CypressTree to avoid the additional expenses that could be incurred if CypressTree tried to develop comparable information through its own efforts.

     The Fund will not purchase securities from its affiliates in principal transactions.

     CypressTree is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Cypress funds to the extent permitted by law.

     CypressTree may allocate brokerage transactions to broker-dealers that have entered into arrangements with CypressTree under which the broker-dealer allocates a portion of the commission paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. However, the transaction quality must be comparable to those of other qualified broker-dealers.

     The frequency of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Fund's turnover rate will be between 50% and 100%. The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when CypressTree deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever CypressTree believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves corresponding greater brokerage commissions and other transaction costs that the Fund will bear directly.

     If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by CypressTree are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by CypressTree, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank & Trust Company (the "Custodian"), acts as custodian for the Fund. Its principal business address is 225 Franklin Street, Boston, Massachusetts 02110. The Custodian has custody of all the Fund's assets, maintains the Fund's general ledger, and computes the daily net asset value of Fund shares. The Custodian attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds, and performs various other ministerial duties on receipt of proper instructions from the Fund. The custody fees are competitive within the industry.

     AGAM, CypressTree, and their affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's Custodian. It is the opinion of AGAM and CypressTree that the terms and conditions of these transactions were not and will not be influenced by existing or potential custodian or other relationships between the Fund and these banks.

--------------------------------------------------------------------------------
                                TRANSFER AGENT
--------------------------------------------------------------------------------

     State Street Bank & Trust Company serves as transfer and dividend paying agent and as registrar. Its principal business address is Post Office Box 8360, Boston, Massachusetts 02266-8360.

--------------------------------------------------------------------------------
                            LIQUIDITY REQUIREMENTS
--------------------------------------------------------------------------------

     From the time that the Fund sends a Notification to shareholders until the Pricing Date, the Fund will maintain a percentage of the Fund's assets equal to at least 100 percent of the Repurchase Offer Amount either in: (a) assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within a period equal to the period between the Repurchase Request Date and the next Repurchase Payment Deadline; or (b) assets that mature by the next Repurchase Payment Deadline.

     In the event that the Fund's assets fail to comply with the requirements in the preceding paragraph, the Board shall cause the Fund to take such action as the Board deems appropriate to ensure compliance.

     In supervising the Fund's operations and the actions of AGAM and CypressTree, the Board has adopted written procedures (the "Liquidity Procedures") reasonably designed, taking into account current market conditions and the Fund's investment objectives, to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer Fundamental Policy and with the liquidity requirements described above.

     From time to time, the Board reviews the Fund's portfolio composition and makes and approves such changes to the Liquidity Procedures as the Board deems necessary.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     For a discussion of federal tax issues affecting shareholders in the Fund please see "Taxes" in the Prospectus.

     The Fund intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code. To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and certain other related income; and
(b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of that issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.


     Provided that the Fund satisfies the above requirements, it will not be subject to federal income tax on that part of its investment company taxable income and the excess of net long-term capital gain over net short-term capital loss that it distributes to shareholders.

     The Fund will be subject to a nondeductible 4% federal excise tax to the extent that it does not timely distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements. To avoid application of the excise tax, the Fund intends to distribute its income in accordance with the calendar year requirements.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

     A holder of Fund shares who, pursuant to a Repurchase Offer, tenders all of his or her Fund shares (and is not considered to own any other Fund shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with a Repurchase Offer. For example, if a shareholder tenders fewer than all shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered shares. Moreover, when a shareholder tenders fewer than all shares owned pursuant to a Repurchase Offer, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. Shareholders may wish to consult their tax advisors.

     Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.


Backup Withholding

     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

     Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount".

     Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Swaps

     The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to enable it to maintain its qualification as a RIC.

Foreign Withholding Taxes

     The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund's total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxes paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


     The Fund's current yield for the one month period ending on June 30, 2000 was 8.32%. The Fund's effective yield for the same period was 8.40%.

     The total investment return for the year ending December 31, 1999 was 7.12%. The net asset value of one share of the Fund on June 30, 2000 was $9.76.

     The Fund may advertise total return either on a cumulative or annualized basis.

     Current yield, effective yield, total investment return and net asset value will fluctuate from time to time and are not necessarily representative of future results. When redeemed shares may be worth more or less than their original cost.

     The Fund may also provide information about AGAM, CypressTree, their affiliates and other related funds in sales material or advertisements provided to investors or prospective investors. Sales material or advertisements also may provide information on the use of investment professionals by investors. For further information, see "Performance Information" in the Fund's
Prospectus.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate. When redeemed, shares may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                INDEMNIFICATION
--------------------------------------------------------------------------------

     Under the Fund's By-Laws, each officer and director of the Fund will be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity will not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the non-interested directors nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that any liability or expense arose by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of the director's or officer's office.

     Each officer and director of the Fund claiming indemnification will be entitled to advances from the Fund for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification will provide to the Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification will provide a security in form and amount acceptable to the Fund for his or her undertaking; (b) the Fund is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, will determine, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Fund may indemnify, make advances or purchase insurance to the extent provided in its By-Laws on behalf of an employee or agent who is not an officer or director of the Fund.

     The indemnification provided by the Fund's By-Laws is not exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of shareholders, or otherwise. The Fund's By-Laws do not authorize indemnification inconsistent with the 1940 Act or the Securities Act of 1933. Any indemnification provided by the Fund's By-Laws will continue as to a person who has ceased to be a director, officer, or employee, and will inure to the benefit of that person's heirs, executors and administrators. In addition, no amendment, modification or repeal of the indemnification provisions of the By-Laws will adversely affect any right or protection of an indemnitee that exists at the time of the amendment, modification or repeal.

--------------------------------------------------------------------------------
                       AUDITORS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Deloitte & Touche LLP are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The auditors' address is 200 Berkeley Street, Boston, Massachusetts 02116.

     The Fund's audited financial statements for the fiscal year ended December 31, 1999, including the auditor's report, are set forth in the December 31, 1999 Annual Report and are incorporated herein by reference. Copies of the Fund's Annual Report are available without charge by contacting the Fund's Distributor American General Funds Distributors Inc. at 286 Congress Street Boston, Massachsetts 02210, at (800) 872-8037.

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

  The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The complete Registration Statement also is available on the Commission's website (http:\\www.sec.gov).

--------------------------------------------------------------------------------
                      APPENDIX A--DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together, with an Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its long-term debt ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

CypressTree Senior Floating Rate Fund, Inc.


STATEMENT OF ADDITIONAL INFORMATION

May 1, 2000, as amended September 12, 2000


INVESTMENT ADVISER
   American General Asset Management Corp.
286 Congress Street
Boston, Massachusetts 02210


INVESTMENT SUBADVISER
CypressTree Investment Management Company, Inc.
125 High Street
Boston, Massachusetts 02110


ADMINISTRATOR
   American General Asset Management Corp.
286 Congress Street
Boston, Massachusetts 02210


DISTRIBUTOR
   American General Funds Distributors, Inc.
286 Congress Street
Boston, Massachusetts 02210